                        SEPARATION AGREEMENT AND RELEASE

                  THIS SEPARATION AGREEMENT AND RELEASE (the "Agreement") is effective as of this 28th day of March, 2000, by and among Mossimo, Inc., a Delaware corporation (the "Company"), Mossimo Giannulli ("Giannulli") and Edwin
H. Lewis ("Lewis"). The Company, Giannulli and Lewis are referred to herein individually, as a "party" and collectively, as the "Parties".

                  WHEREAS, the Parties entered into that certain Stockholders Agreement, dated as of November 30, 1998 (the "Stockholders Agreement"), in connection with Lewis' employment by the Company;

                  WHEREAS, the Company and Giannulli entered into that certain Contribution Agreement, dated as of November 30, 1998 (the "Contribution Agreement"), in connection with Lewis' employment by the Company;

                  WHEREAS, the employment relationship between the Company and Lewis is being terminated and the Parties desire to specify the terms of the separation; and

                  WHEREAS, the Parties wish to terminate the Stockholders Agreement and the Contribution Agreement, and release their respective rights, claims, obligations and liabilities in connection therewith.

                  NOW THEREFORE, in consideration of the foregoing recitals and the mutual representations, covenants, warranties, and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:

                  1. RESIGNATION OF LEWIS, OFFICER AND DIRECTOR. Lewis hereby resigns from his employment with the Company and any of its affiliates effective as of March 28, 2000. Lewis acknowledges he is not entitled to any wages, of any kind, or accrued vacation or paid time-off in connection with his services for the Company through the date of his resignation. Lewis also hereby resigns from his position as an officer and director of the Company and any of its affiliates effective as of March 28, 2000. Lewis understands and agrees that he has given up any right to future wages or benefits from the Company.

                  2. TERMINATION OF STOCKHOLDERS AGREEMENT. The Stockholders Agreement, and any and all rights or obligations of the Parties thereunder, are hereby terminated and the Stockholders Agreement shall be null and void and of no further force or effect. Notwithstanding anything to the contrary contained in the Stockholders Agreement, no Mossimo Released Party (as defined at Section 4(a)) or Lewis Released Party (as defined at Section 5(a)) shall have any liability or obligation under the Stockholders Agreement, including without limitation, as a result of any action or failure to act in connection with the Stockholders Agreement.

                  3. TERMINATION OF CONTRIBUTION AGREEMENT. The Contribution Agreement, and any and all rights or obligations of the Parties thereunder, are hereby terminated and the Contribution Agreement shall be null and void and of no further force or effect. Notwithstanding anything to the contrary contained in the Contribution Agreement, neither Giannulli nor the Company shall have any liability or obligation under the Contribution Agreement, including without limitation, as a result of any action or failure to act in connection with the Contribution Agreement.

                  4.       RELEASE OF GIANNULLI AND THE COMPANY BY LEWIS.

                           a.       GENERAL RELEASE. Lewis, with the
intention of binding himself and his heirs, executors, administrators, and assigns, hereby releases and forever discharges Giannulli and the Company, their subsidiaries, predecessors, successors and assigns, and, to the extent any of the following parties has a claim for idemnification against Giannulli or the Company with respect to the relevant Claim (as defined below), all of their respective associates, owners, stockholders, members, assigns, employees, agents, directors, officers, partners, representatives, attorneys, heirs, executors or administrators and all persons acting by, through, under, or in concert with them, or any of them (each, a "Mossimo Released Party" and collectively, "Mossimo Released Parties"), of and from any and all manner of action or actions, causes or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liabilities, claims, demands, damages, losses, costs or expenses, of any nature whatsoever, known or unknown, fixed or contingent (the "Claims"), which Lewis now has or may hereafter have against Mossimo Released Parties by reason of any and all acts, omissions, events or facts occurring or existing prior to the Effective Date, except as expressly provided herein; provided, however, that notwithstanding the foregoing release if any Mossimo Released Party (other than Giannulli and the Company and their subsidiaries, predecessors, successors and assigns) asserts a Claim against Lewis, Lewis shall have the right to assert any counterclaim against such Mossimo Released Party. The Claims released hereunder include, without limitation, (i) any alleged breach of any employment agreement; (ii) any alleged breach of the Stockholders Agreement; (iii) any alleged breach of the Contribution Agreement; (iv) any alleged breach of any covenant of good faith and fair dealing, express or implied; (iv) any alleged torts or other alleged legal restrictions relating to the Lewis' employment and the termination thereof; and (vi) any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, as amended, the Federal Age Discrimination in Employment Act, the Americans With Disabilities Act, and the California Fair Employment and Housing Act. The foregoing release of the Claims shall not apply to: any claims for indemnification under the Company's Certificate of Incorporation and Bylaws, under applicable law or otherwise; any claims under any directors and liability insurance coverage of the Company; any breach by the Company or Giannulli of this Agreement; or any breach by the Company or Giannulli of the Stock Option Termination Agreement among the Parties dated as of March 28, 2000.

                           b.       RELEASE OF UNKNOWN CLAIMS.

                  LEWIS ACKNOWLEDGES THAT HE IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF


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


                  EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM MUST
                  HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

LEWIS BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

                           c.       RELEASE OF AGE DISCRIMINATION CLAIMS. Lewis
agrees and expressly acknowledges that this Agreement includes a waiver and release of all claims which Lewis has or may have under the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. Section 621, ET SEQ. ("ADEA"). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this Agreement:

                                    (1)      That this Agreement is written in a
manner calculated to be understood by Lewis.

                                    (2)      The waiver and release of claims
under the ADEA contained in this Agreement do not cover rights or claims that may arise after the date on which Lewis signs this Agreement.

                                    (3)      The release of the ADEA claims
provides for consideration in addition to anything of value to which Lewis is already entitled.

                                    (4)      Lewis has been advised to consult
an attorney and has done so before signing this Agreement.

                                    (5)      Lewis is granted twenty-one (21)
days after Lewis is presented with this Agreement to decide whether or not to sign it. If Lewis executes the Agreement prior to the expiration of such period, Lewis does so voluntarily and after having had the opportunity to consult with an attorney.

                                    (6)      Lewis will have the right to revoke
the Agreement under the ADEA within seven (7) days of signing the Agreement. In the event that Lewis elects to revoke the Agreement, he shall deliver within the time period herein to the Chairperson of the Compensation Committee of the Company's Board of Directors, a writing stating that he is revoking the Agreement. In the event the Agreement is revoked, this Agreement will be null and void in its entirety.

                           d.       NO ASSIGNMENT OF CLAIMS. Lewis represents
and warrants to the Mossimo Released Parties that there has been no assignment or other transfer of any interest in any Claim which Lewis may have against the Mossimo Released Parties, or any of them, and Lewis agrees to indemnify and hold the Mossimo Released Parties harmless from any liability, claims, demands, damages, costs, expenses and attorneys' fees incurred as a result of any person asserting any such assignment or transfer of any rights or Claims under any such assignment or transfer from such party.


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


                           e.       NO SUITS OR ACTIONS. Lewis agrees that if he
hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Mossimo Released Parties any of the Claims released hereunder, then he will pay to the Mossimo Released Parties against whom such claim(s) is asserted, in addition to any other damages caused thereby, all attorneys' fees incurred by such Mossimo Released Parties in defending or otherwise responding to the suit or Claim.

                  5.       RELEASE OF LEWIS BY GIANNULLI AND THE COMPANY.

                           a.       GENERAL RELEASE. Giannulli, with the
intention of binding himself and his heirs, executors, administrators, and assigns, and the Company, on behalf of itself and its subsidiaries, predecessors, successors and assigns, hereby release and forever discharge Lewis, his heirs, executors, administrators, agents, representatives, attorneys, and assigns and all persons acting by, through, under, or in concert with them, or any of them (each, an "Lewis Released Party" and collectively, "Lewis Released Parties") of and from any and all manner of the Claims which Giannulli or the Company now has or may hereafter have against Lewis Released Parties by reason of any and all acts, omissions, events or facts occurring or existing prior to the Effective Date, except as expressly provided herein. The foregoing release of the Claims shall not apply to (i) any breach by Lewis of this Agreement; (ii) any claim concerning the disclosure or use of confidential or trade secret information in violation of applicable law; or (iii) any breach by Lewis of the Stock Option Termination Agreement among the Parties effective as of March 28, 2000.

                           b.       RELEASE OF UNKNOWN CLAIMS.

                  GIANNULLI AND THE COMPANY ACKNOWLEDGE THAT HE AND IT ARE FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

                  "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH, IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

GIANNULLI AND THE COMPANY BEING AWARE OF THIS CODE SECTION, HEREBY EXPRESSLY WAIVE ANY RIGHTS HE OR IT MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.

                           c.       NO ASSIGNMENT OF CLAIMS. Giannulli and the
Company represent and warrant to the Lewis Released Parties that there has been no assignment or other transfer of any interest in any Claim which Giannulli or the Company may have against the Lewis Released Parties, or any of them, and Giannulli and the Company agree to indemnify and hold the Lewis


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


Released Parties harmless from any liability, claims, demands, damages, costs, expenses and attorneys' fees incurred as a result of any person asserting any such assignment or transfer of any rights or Claims under any such assignment or transfer from such party.

                           d.       NO SUITS OR ACTIONS. Giannulli and the
Company agree that if Giannulli or the Company hereafter commences, joins in, or in any manner seeks relief through any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against the Lewis Released Parties any of the Claims released hereunder, then Giannulli or the Company will pay to the Lewis Released Parties against whom such claim(s) is asserted, in addition to any other damages caused thereby, all attorneys' fees incurred by such Lewis Released Parties in defending or otherwise responding to this suit or Claim.

                  6. NO ADMISSION. The Parties understand and agree that the execution of this Agreement shall constitute or be construed as an admission of any liability whatsoever by the Mossimo Released Parties or the Lewis Released Parties.

                  7. ADVICE OF COUNSEL. Each Party represents and warrants that such Party has read this Agreement, that has had adequate time to consider this Agreement, that has consulted with an attorney prior to executing this Agreement. Each Party acknowledges that such Party understands the meaning and effect of this Agreement knowingly, voluntarily and with the intent of being bound by this Agreement.

                  8. SEVERABILITY. If any provision of this Agreement shall be found invalid or unenforceable in whole or in part, then such provisions shall be deemed to be modified or restricted to the extent and in the manner necessary to render the same valid and enforceable or shall be deemed excised from this Agreement as such circumstances may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law as if such provision had been originally incorporated herein as so modified or restricted or as if such provision had not been originally incorporated herein, as the case may be.

                  9. AMENDMENT AND MODIFICATION. This Agreement may be amended, modified, and supplemented only by a written document executed by the Parties which specifically states that it is an amendment, modification or supplement to this Agreement.

                  10. ARBITRATION AND WAIVER OF JURY TRIAL. Except for claims for emergency equitable or injunctive relief which cannot be timely addressed through arbitration, the Parties hereby agree to submit any claim or dispute arising out of the terms of this Agreement and/or any dispute arising out of or relating to Lewis' employment with the Company in any way, to private and confidential arbitration by a single neutral arbitrator through JAMS/Endispute. Subject to the terms of this Section 10, the arbitration proceedings shall be governed by the then current JAMS/Endispute rules governing employment disputes. The decision of the arbitrator shall be final and binding on all Parties, and judgment thereon may be entered in any court having jurisdiction. The Parties shall share equally the arbitrator's fee and all costs of services provided by the arbitrator and arbitration organization; however, all costs of the arbitration proceeding or litigation to enforce this Agreement, including attorneys' fees and witness expenses, shall be paid as the arbitrator or court awards in accordance with applicable law. Except for claims for emergency equitable or injunctive relief which cannot be timely addressed through arbitration, this arbitration procedure is intended to be the exclusive method of resolving any claim relating to the obligations set forth in this Agreement. The Parties, by entering into this Agreement, waive their right, if any, to a jury trial with respect to any claim subject to this Section 10.

                  11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns. Notwithstanding the foregoing, neither this Agreement nor any rights hereunder may be assigned by any Party without the prior written consent of the other Parties.

                  12. ENTIRE AGREEMENT. Each Party represents and warrants that no promise or inducement has been offered or made except as set forth herein and the consideration stated herein is the sole consideration for this Agreement and that this is the entire agreement of the Parties as to the subject hereof, superseding all previous agreements between or among the Parties or any of them; provided, however, that this Agreement does not supersede (i) the Stock Option Termination Agreement among the Parties dated as of March 28, 2000; or
(ii) the Indemnification Agreement between Lewis and the Company dated as of March 28, 2000.

                  13. GOVERNING LAW. The Parties agree that this Agreement shall be construed and enforced in accordance with the laws of the State of California.

                  14. CONSTRUCTION. This Agreement shall be construed without regard to the Party or Parties responsible for its preparation, and it shall be deemed to have been prepared jointly by the Parties. Any ambiguity or uncertainty arising herein shall not be interpreted or construed against any Party hereto.

                  15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

                            [SIGNATURE PAGE FOLLOWS]


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


         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

EDWIN H. LEWIS

/s/ EDWIN H. LEWIS
-----------------------------

Date: April 14, 2000
      ------------------------

MOSSIMO GIANNULLI

/s/ MOSSIMO GIANNULLI
-----------------------------

Date: April 14, 2000
      ------------------------

MOSSIMO, INC.

/s/ THORA THORODDSEN
-----------------------------
By: THORA THORODDSEN
    -------------------------

Title: Sr. Vice President of Operations
      ---------------------------------

Date: April 14, 2000
      ------------------------


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